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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      July 2, 1997
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                                GLAMIS GOLD LTD.
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             (Exact name of registrant as specified in its charter)



                            British Columbia, Canada
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                 (State or other jurisdiction of incorporation)


    0-31986 (86-689)                                       None
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(Commission File Number)                      (IRS Employer Identification No.)



3324 Four Bentall Centre, 1055 Dunsmuir Street, Vancouver, B.C., V7X 1L3
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(Address of principal executive officers) (Zip Code)



Registrant's telephone number, including area code     (604) 681-3541
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                                       n/a
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          (Former name or former address, if changed since last report)


                            Exhibit begins on Page 4


                                Page 1 of 4 Pages
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ITEM 5:           OTHER EVENTS

                  By news release dated July 2, 1997, a copy of which is attached hereto as Exhibit 99, the Registrant announced Mr. A. Dan Rovig has given notice that he will retire as President, CEO and Director of Glamis Gold Ltd. effective August 15, 1997. Negotiations are in progress to retain Mr. Rovig as a management consultant to the Issuer past the retirement date, to help in the transition period until a new President and CEO is appointed. The Issuer has offered the position of Chief Operating Officer to Mr. Kevin McArthur, presently President and General Manager of the Issuer's wholly-owned subsidiary.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             GLAMIS GOLD LTD.
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                                             (Registrant)

July 2, 1997


                                                   "G. Barry Finlayson"
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                                             G. BARRY FINLAYSON
                                             Secretary